                                                                   Exhibit 10.17

                            SHAREHOLDERS AGREEMENT

     This Shareholders Agreement ("Agreement") is entered into as of __________
                                   ---------
__, 2001, by and among Cardiac Science, Inc., a Delaware corporation (the "Company"), and the former shareholders of Survivalink or former holders of
--------
options or warrants to purchase shares of capital stock of Survivalink, each listed on the Shareholder Signature Page attached hereto (collectively, the "Shareholders").
-------------

     WHEREAS, the Board of Directors of the Company and Survivalink Corporation, a Minnesota corporation ("Survivalink") deem it in the best interests of their
                          -----------
respective companies and their respective shareholders to enter into that certain First Amended and Restated Agreement and Plan of Merger, dated as of June 5, 2001 (the "Merger Agreement"), pursuant to which the Company will
                   ----------------
acquire all the outstanding securities of Survivalink (the "Merger") and, in
                                                            ------
furtherance thereof, have approved the Merger and the transactions set forth in the Merger Agreement;

     WHEREAS, pursuant to the Merger Agreement, the Company will deliver to the Shareholders the merger consideration consisting of cash, secured promissory notes of the Company (the "Notes") and shares of its common stock, $0.001 par value per share ("Common Stock," or "Merger Shares," and collectively with the cash and notes, the "Merger Consideration");

     WHEREAS, in connection with the Merger, Common Stock and Notes equal to five percent (5%) of the Merger Consideration shall be held in escrow by the Escrow Agent, pursuant to the terms of the Escrow Agreement, by and among the Company, the Escrow Agent, and the Shareholders' Representative (the "Escrow Agreement"); and,

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

     NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions contained herein, the Company and the Shareholders hereby agree as follows:

     1. Representations and Warranties of the Shareholders. This Agreement and the Merger Agreement is made with the Shareholders in reliance upon each Shareholder's representations to the Company, which by the Shareholder's execution of this Agreement, each such Shareholder hereby severally warrants and represents that:

        1.1 Title to Capital Stock. Each Shareholder represents that it holds good and marketable title to his, her or its shares of capital stock of Survivalink, free and clear of all liens, agreements, voting trusts, proxies and other arrangements or restrictions of any kind whatsoever, other than as disclosed in the Merger Agreement.

        1.2 No Restrictions. There are no limitations or restrictions on the Shareholder's ability to invest in the Company and to perform its obligations under this Agreement.

        1.3 Termination of Warrants. Each Shareholder hereby acknowledges and agrees that any warrant that they may hold as of the Effective Time of the Merger that was originally issued by Survivalink and that entitles the holder thereof to purchase equity securities of Survivalink is or will be automatically cancelled by reason of the Merger and that all applicable notices and provisions called for by the terms of such warrant have either been duly made or are hereby waived by such Shareholder and the Shareholder agrees to surrender and deliver the original copy of such warrant to Survivalink within a reasonable amount of time after the Effective Time.

     2.  LOCK-UP

         2.1 Lock-up/Further Restrictions on Transfer. Each Shareholder hereby agrees that it shall not sell, transfer, assign, convey, donate, pledge, encumber, alienate or in any way dispose of their Registrable Shares (any one of the foregoing, a "Transfer"), except in accordance with the following schedule:
                  --------

Number of Days after Effective Time, after         Maximum Percentage of Transferable
which Registrable Shares are Transferable          Registrable Shares (cumulative)
-------------------------------------------------------------------------------------
            after 90 days                                             34%
-------------------------------------------------------------------------------------
            after 180 days                                            67%
-------------------------------------------------------------------------------------
            after 270 days                                           100%
-------------------------------------------------------------------------------------

provided that, each Shareholder may Transfer Registrable Shares in a non-public
-------------
transaction, notwithstanding this Section 3.9, to any person if such person
                                  -----------
agrees to join and be bound by the terms of this Agreement. Any purported or attempted Transfer whether voluntary or involuntary, in violation of this

Section 3.9 shall be null and void  and of no legal effect.
-----------

     2.2 Stop Transfer Instructions; No Requirement to Transfer. Each Shareholder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent. The Company shall not be required (i) to transfer or have transferred on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Merger Agreement or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Common Stock shall have been so transferred in violation of any provision of this Agreement or the Merger Agreement.

     2.3 Legends. Each Shareholder understands and agrees that there will be placed on the certificates evidencing the ownership of the Registrable Shares the following legends, in addition to any legends required by applicable securities laws, by the Company's certificate of incorporation, as amended from time to time, until such time as such legends or portions thereof are no longer required in contemplation of the provisions of this Agreement, the Merger Agreement or the Securities Act:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, EXCHANGED OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND CURRENT PROSPECTUS) IS IN EFFECT AS TO THE SECURITIES, OR (2) AN

     EXEMPTION FROM REGISTRATION IS AVAILABLE, OR (3) THE SECURITIES ARE SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE OR OTHER NATIONAL SECURITIES LAWS.

     THE HOLDER OF THESE SECURITIES HAS AGREED PURSUANT TO THE TERMS OF A SHAREHOLDERS AGREEMENT (A COPY OF WHICH IS AVAILABLE UPON REQUEST OF THE COMPANY) NOT TO TRANSFER THE SAME UNTIL A CERTAIN DATE.

         Any legend required by applicable state securities the laws.

     3. Shareholders' Representative. Each Shareholder hereby acknowledges the appointment of a committee consisting of a representative of U.S. Trust, a representative of Fidelity Investments and Mark Wagner as the Shareholders' Representative (as defined in the Merger Agreement) pursuant to Section 9.06 of the Merger Agreement and hereby grants to the Shareholders' Representative the authority to act on its behalf in accordance with Section 9.06 of the Merger Agreement, including, without limitation, the authority to act on behalf of the Shareholders in connection with payments made out of the Escrow Account pursuant to the terms of the Merger Agreement and the Escrow Agreement. Notwithstanding the foregoing, each shareholder shall indemnify the Shareholders' Representative for all actions taken on behalf of the Shareholders and in accordance with the authority granted herein; provided, however, that the maximum amount of the indemnification obligation for each Shareholder shall not exceed the value of the proceeds received by such Shareholder in the Merger.

     4. Assignability. This Agreement shall be binding upon and inure to the benefit of the permitted heirs, successors and assigns of the parties hereto, but any purported assignment or transfer is subject to the terms of this Agreement, including but not limited to, Section 2.1.
                                         -----------

     5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     6. Amendment. Any modification, amendment, or waiver of this Agreement or any provision hereof, either retroactively or prospectively, shall be in writing and executed by the Company and the holders of not less than fifty percent (50%) of the Merger Shares which shall be binding upon all of the parties hereto.

     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original as regards any party whose signature appears thereon and all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken, will bear the signatures of both parties reflected hereon as signatories.

     8. Notice. Any notices and other communications required or permitted under this Agreement shall be effective if in writing and delivered personally or sent by telecopier, federal express or registered or certified mail, postage prepaid, addressed as follows:

          If to the Shareholders: The names and addresses set forth on Exhibit A hereto.

                    with a copy to:
                    --------------

                    Dorsey & Whitney LLP
                    Pillsbury Center South
                    220 South Sixth Street
                    Minneapolis, MN 55402
                    Telecopy:  (612) 340-8827
                    Attention:  Michael J. McDonnell

          If to the Company:

                    Cardiac Science, Inc.
                    16931 Millikan Ave.
                    Irvine, CA  92606
                    Telecopy:  (949) 951-7315
                    Attention:  Raymond Cohen

                    with a copy to:
                    --------------

                    Stradling Yocca Carlson & Rauth
                    660 Newport Center Drive, Suite 1600
                    Newport Beach, CA  92660
                    Telecopy:  (949) 725-4100
                    Attention:  Shivbir S. Grewal

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date delivered, if delivered personally,
(b) two business days after being sent, if sent by Federal Express, (c) one business day after being sent, if sent by telecopier with confirmation of good transmission and receipt, and (d) three business days after being sent, if sent by registered or certified mail. Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

     9. Stamp Duty. Any stamp duty, transfer tax or similar tax payable in connection with the transfer of by any Shareholder of its Survivalink securities shall be payable by such Shareholder.

                           (signature pages follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Shareholders' Agreement to be executed as of the date first above written.

                              Cardiac Science, Inc., a Delaware corporation


                              _______________________________________________
                              By:  Raymond Cohen
                              Its: President

                        SHAREHOLDER  SIGNATURE PAGE TO

                          THE SHAREHOLDERS AGREEMENT

 This page constitutes an executed counterpart, which, when taken together with all other counterparts, shall constitute one originally executed document.

     More than one signature block is provided below for convenience purposes
     ------------------------------------------------------------------------
     for those shareholders who hold title to their Survivalink stock jointly, or otherwise if more than one shareholder wishes to sign on the same page for any reason such as because they are in close proximity with one another or are affiliated companies.

     IN WITNESS WHEREOF, the undersigned shareholders have executed this Shareholders Agreement as of the date first written above.

SHAREHOLDER                                          SHAREHOLDER

_________________________________________________    _________________________________________________

_________________________________________________    _________________________________________________
(Print name of person/company on lines above)        (Print name of person/company on lines above)

_________________________________________________    _________________________________________________
(signature)                                          (signature)

_________________________________________________    _________________________________________________
(Title of officer/partner/manager, if applicable)    (Title of officer/partner/manager, if applicable)

_____________________________________________        _______________________________________________
(Print name of officer/partner/manager)              (Print name of officer/partner/manager)

Address: _______________________                     Address: _______________________
         _______________________                              _______________________
         _______________________                              _______________________

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